UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2013

LRR Energy, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35344	90-0708431
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Heritage Plaza

1111 Bagby Street, Suite 4600

Houston, Texas 77002

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (713) 292-9510

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by LRR Energy, L.P. (the “Partnership”) on April 5, 2013 in connection with its acquisition on April 1, 2013 of oil and natural gas properties located in the Mid-Continent region in Oklahoma (the “Mid-Continent Properties”) and crude oil hedges from Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P. for a purchase price of $38.2 million in cash, subject to customary purchase price adjustments.

The Current Report on Form 8-K filed on April 5, 2013 is being amended by this Amendment No. 1 to include audited financial statements and information required by Item 9.01(a) and to provide unaudited pro forma financial information as required by Item 9.01(b) of Form 8-K in connection with the acquisition of the Mid-Continent Properties.

No other amendments to the Form 8-K filed on April 5, 2013 are being made by this Amendment No. 1.

Item 9.01   Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The audited statement of revenue and direct operating expenses for the Mid-Continent Properties for the year ended December 31, 2012 and the unaudited statements of revenues and direct operating expenses for the Mid-Continent Properties for the three months ended March 31, 2013 and 2012, and the related notes thereto, are attached hereto as Exhibit 99.1 and incorporated by reference.

(b)  Pro forma financial information.

The unaudited pro forma combined condensed balance sheet of the Partnership as of March 31, 2013 and the unaudited pro forma combined condensed statements of operations of the Partnership for the year ended December 31, 2012 and the three months ended March 31, 2013, and the related notes thereto, showing the pro forma effects of the acquisition of the Mid-Continent Properties, are attached hereto as Exhibit 99.2 and incorporated by reference.

(d)  Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1

Audited statement of revenues and direct operating expenses for the Mid-Continent Properties for the year ended December 31, 2012 and the unaudited statements of revenues and direct operating expenses for the Mid-Continent Properties for the three months ended March 31, 2013 and 2012, and the related notes thereto.

99.2

Unaudited pro forma combined condensed balance sheet of the Partnership as of March 31, 2013 and the unaudited pro forma combined condensed statements of operations of the Partnership for the year ended December 31, 2012 and the three months ended March 31, 2013, and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LRR ENERGY, L.P.

	By:	LRE GP, LLC,
its general partner

Date: June 7, 2013	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer
and Secretary

Exhibit Index

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1

Audited statement of revenues and direct operating expenses for the Mid-Continent Properties for the year ended December 31, 2012 and the unaudited statements of revenues and direct operating expenses for the Mid-Continent Properties for the three months ended March 31, 2013 and 2012, and the related notes thereto.

99.2

Unaudited pro forma combined condensed balance sheet of the Partnership as of March 31, 2013 and the unaudited pro forma combined condensed statements of operations of the Partnership for the year ended December 31, 2012 and the three months ended March 31, 2013, and the related notes thereto.